Supplement dated August 24, 2021
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectus and SAI Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Partners Small Cap Value Fund	5/1/2021
William Blair Investment Management, LLC (William Blair) has completed its planned acquisition of Investment Counselors of Maryland, LLC (ICM), as previously disclosed. As a result, effective immediately, ICM no longer serves as sub-subadviser to the Fund and all references to ICM are hereby removed. Accordingly, effective immediately, the changes described in this Supplement are hereby made to the Fund’s prospectus and SAI.
The information under the heading “Fund Management” in the “Summary of the Fund” section of the prospectus is hereby revised to remove the information about ICM:
Subadviser: William Blair Investment Management, LLC (William Blair)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
William V. Heaphy, CFA	Head of the U.S. Value Equity Team and Portfolio Manager of William Blair	Co-Portfolio Manager	May 2021
The rest of the section remains the same.
The information in the third paragraph under the heading “Principal Investment Strategies” in the “More Information About The Fund” section is hereby superseded and replaced with the following information:
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers: Segall Bryant & Hamill, LLC (SBH) and William Blair Investment Management, LLC (William Blair) (SBH and William Blair, each a Subadviser and collectively, the Subadvisers). The Subadvisers provide day-to-day portfolio management to the Fund. The Investment Manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund’s assets to be managed by each Subadviser, and may change these proportions at any time. Each Subadviser acts independently of any other Subadviser and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small cap companies in an attempt to take advantage of what are believed to be undervalued securities.
The information under the heading “Principal Investment Strategies - William Blair” in the “More Information About The Fund” section is hereby revised to remove the information about ICM:
William Blair
In selecting investments for the Fund, William Blair typically looks to invest in companies with leading market share positions, shareholder oriented management teams, and strong balance sheet and cash flow ratios. Usually, the shares of the companies William Blair buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks that comprise the Russell 2000® Index at the time of investment. In addition, the companies selected by William Blair usually have higher returns on equity and capital than the average company in the Russell 2000® Index at the time of investment. William Blair screens the Fund’s universe of potential investments to identify potentially undervalued securities based on factors such as financial strength, earnings valuation, and earnings quality. William Blair further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are generally sold when William Blair believes the shares have become relatively overvalued or it finds more attractive alternatives. William Blair generally will not sell a security merely due to market appreciation outside the Fund’s target capitalization range if it believes the company has growth potential.
The rest of the section remains the same.
The information under the heading “Subadvisers” in the “More Information About The Fund” section is hereby revised to remove the information about ICM:
William Blair, which has served as Subadviser to the Fund since May 2021, is located at 150 North Riverside Plaza, Chicago, IL 60606. William Blair, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. William Blair was founded in 1935 and provides investment management services to mutual funds, private and public pension funds, insurance companies, endowments, foundations and sovereign wealth funds.
The rest of the section remains the same.
C-2075-3 A (8/21)

The information under the heading “Portfolio Managers” in the “More Information About The Fund” section is hereby revised to remove the information about ICM:
Subadviser: William Blair Investment Management, LLC (William Blair)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
William V. Heaphy, CFA	Head of the U.S. Value Equity Team and Portfolio Manager of William Blair	Co-Portfolio Manager	May 2021
Mr. Heaphy joined William Blair in 2021. Prior to joining William Blair, Mr. Heaphy worked at Investment Counselors of Maryland, LLC from 1994 to 2021. Mr. Heaphy began his investment career in 1994 and earned a B.S. from Lehigh University and a J.D. from the University of Maryland School of Law.
The rest of the section remains the same.
Effective immediately, all references to ICM as sub-subadviser for the Fund and all references to the sub-subadvisory agreement between William Blair and ICM are hereby removed from the SAI.
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers - Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the above mentioned Fund has been superseded and replaced with the following in order to remove the information about ICM, however the Portfolio Managers remain the same:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
Information is as of December 31, 2020, unless otherwise noted
VP – Partners Small Cap Value Fund	SBH: Mark Dickherber	3 RICs 111 other accounts	$508.32 million $1.92 billion	None	SBH	SBH
	Shaun Nicholson	2 RICs 62 other accounts	$459.43 million $1.33 billion	None
	William Blair: William Heaphy(a)	1 RIC 13 other accounts	$1.88 billion $1.78 billion	1 other account ($866.45 M)	William Blair	William Blair
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of February 28, 2021.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
2
C-2075-3 A (8/21)